Summary Of Significant Accounting Policies (Policies)	3 Months Ended
Mar. 31, 2012
Accounting Policies [Abstract]
Principles Of Consolidation

Principles of Consolidation — The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary Vampt Brewing Company Limited (“Vampt Brewing”). All significant intercompany accounts and transactions between the Company and its subsidiaries have been eliminated in consolidation.

Deferred Financing Costs

Deferred Financing Costs — Costs incurred to obtain long-term financing are amortized over the terms of the respective debt agreements using the interest method. In addition, deferred financing costs associated with convertible notes are expensed immediately, upon the conversion of portions of such notes into Common Stock. Amortization of deferred financing costs included in interest expense was $119 and $0 in the three months ended March 31, 2012 and 2011.